Borrowings - Summary of Carrying Amount of Assets Pledged (Detail) - EUR (€) € in Thousands	Dec. 31, 2024	Dec. 31, 2023
Current assets
Cash and cash equivalents	€ 159,623	€ 40,628
Trade receivables	5,478	7,178
Other receivables	0	0
Total current assets pledged as security	165,101	47,806
Non-current assets
Non-current other financial assets	20,242	10,500
Total current assets pledged as security	20,242	10,500
Total assets pledged as security	€ 185,343	€ 58,306